UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2024
THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3100 Sanders Road, Northbrook, Illinois    60062
(Address of principal executive offices)    (Zip Code)
Registrant’s telephone number, including area code  (847) 402-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange Chicago Stock Exchange
5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.100% Noncumulative Preferred Stock, Series H	ALL PR H	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 4.750% Noncumulative Preferred Stock, Series I	ALL PR I	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 7.375% Noncumulative Preferred Stock, Series J	ALL PR J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2024, the Board of Directors of the Registrant appointed Eric K. Ferren as Senior Vice President, Controller and Chief Accounting Officer of the Registrant, effective May 20, 2024. Mr. Ferren will succeed John C. Pintozzi as the Registrant’s controller and principal accounting officer. Mr. Pintozzi will assume the role of Senior Vice President, Accounting Special Projects of the Registrant effective May 20, 2024.
Mr. Ferren, age 51, rejoins the Registrant after serving as chief financial officer of Revantage, a real estate services provider. Previously, Mr. Ferren served as Chief Financial Officer, Protection Products & Enterprise Services of Allstate Insurance Company from September 2019 to April 2024, and Senior Vice President, Controller, and Chief Accounting Officer of the Registrant from May 2017 to September 2019. Mr. Ferren will be entitled to receive an annual base salary of $445,000 in his position as Senior Vice President, Controller and Chief Accounting Officer. In addition, Mr. Ferren will be eligible for discretionary cash incentive awards, with an annual target opportunity of 50% of salary, and equity incentive awards under the Registrant’s equity incentive plan, with a 2024 target equity incentive opportunity of 90% of salary delivered 50% in performance stock awards, 30% in restricted stock units (“RSUs”) and 20% in stock options. In connection with foregone equity compensation resulting from his April 2024 departure from the Registrant, Mr. Ferren will also be entitled to a sign-on equity award with a grant date fair value of $625,000, consisting of RSUs, vesting 100% on the third anniversary of the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION (Registrant)

	By:	/s/Julie E. Cho
	Name:	Julie E. Cho
	Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date: May 15, 2024